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                                                                    Exhibit 10.2

                               FIRST AMENDMENT TO
                       NOTE AND WARRANT PURCHASE AGREEMENT



           This First Amendment (this "Amendment"), dated as of November 21, 2000 is entered into by and between AMN HOLDINGS, INC., a Delaware corporation (the "Company") and BANCAMERICA CAPITAL INVESTORS SBIC I, L.P., a Delaware limited partnership ("BACI").

                                R E C I T A L S:

           WHEREAS, the Company and BACI are parties to a Note and Warrant Purchase Agreement, dated as of November 19, 1999 (as hereafter amended, restated, supplemented or otherwise modified, the "Note Agreement"); and

           WHEREAS, the Company and BACI (as Required Holder) have agreed to amend the Note Agreement to modify certain provisions in the manner described more fully below, subject to the terms and conditions specified in this Amendment.

           NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used but not otherwise defined in the Amendment shall have the respective meanings ascribed to them in the Note Agreement.

         2. Amendment to the Note Agreement. The Note Agreement is hereby amended as follows:

         (a) Amendment to Section 9.12. Section 9.12 of the Note Agreement is hereby deleted in its entirety and replaced with the following:

                     9.12 Capital Expenditures. Holdings will not permit Consolidated Capital Expenditures of the Credit Parties for any fiscal year to exceed $4,500,000 plus the unused amount available for Consolidated Capital Expenditures under this Section 9.12 for the immediately preceding fiscal year (excluding any carry forward available from any prior fiscal year).

         3. Representations and Warranties/No Default.

         (a) By its execution hereof, the Company hereby certifies that each of the representations and warranties set forth in the Note Agreement and the other Transaction Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (except to the extent such representations and warranties expressly relate to an earlier date) and that as of the date hereof no Default or Event of Default under the Note Agreement has occurred and is continuing after giving effect to this Amendment.

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         (b) By its execution hereof, the Company hereby represents and warrants that the Company has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

         4. Conditions. This Amendment shall become effective upon satisfaction of the following conditions:

         (a) Execution of Amendment. This Amendment shall have been duly executed and delivered by BACI and the Company.

         (b) Additional Items. BACI shall have received any other document or instrument reasonably requested by it in connection with the execution of this Amendment.

         5. Expenses. The Company agrees to pay all expenses of BACI, including reasonable fees and expenses of counsel to BACI, incurred in connection with the preparation and execution of this Amendment.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         7. No Further Amendment. Except as expressly set forth herein, all other provisions of the Note Agreement shall be unmodified and shall continue in full force and effect.

         8. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


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           IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                               AMN HOLDINGS, INC.


                               By:   /s/ Diane K. Stumph
                                     -------------------------------------
                                     Name: Diane K. Stumph
                                           -------------------------------

                                     Title: Senior Vice President
                                            ------------------------------


                               BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.

                               By:  BANCAMERICA CAPITAL
                                    MANAGEMENT SBIC I, LLC, its general partner

                               By:  BANCAMERICA CAPITAL
                                    MANAGEMENT I L.P., its sole member

                               By:  BACM I GP, LLC, its general partner


                                     By: /s/ Walker L. Poole
                                         ---------------------------------
                                                   Walker L. Poole
                                                   Managing Director



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